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                                                                   Exhibit 10.19

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------

     This FIRST AMENDMENT TO LEASE AGREEMENT (this "First Amendment") is entered into as of this 1st day of September, 2000, by and between PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership ("Landlord") and VIGNETTE CORPORATION, a Delaware corporation ("Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of March 3, 2000 (the "Lease") pursuant to which Landlord agreed to lease to Tenant the premises containing approximately 48,386 square feet of Net Rentable Area ("Original Premises") located on the first and second floors of that certain office building known as Two Barton Skyway located at 1601 South Mo-Pac Expressway (the "Building"); and

     WHEREAS, Landlord and Tenant desire to amend the Lease to add an additional portion of the second floor of the Building containing approximately 10,000 square feet of Net Rentable Area, as such space is identified by diagonal lines on the floor plan attached hereto as Exhibit A-1 (the "Additional Premises").
                                     -----------

     NOW, THEREFORE, for and in consideration of the mutual terms and conditions expressed herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. All capitalized terms not defined in this First Amendment shall have the meanings ascribed to such terms in the Lease.

     2. Article 1 - Basic Lease Information and Certain Definitions - is hereby deleted in its entirety, and the following is substituted therefor:

                                   ARTICLE 1

                BASIC LEASE INFORMATION AND CERTAIN DEFINITIONS

     1.01 Each reference in this Lease to information and definitions contained in the Basic Lease Information and Certain Definitions and each use of the terms capitalized and defined in this Section 1.01 shall be deemed to refer to, and shall have the respective meaning set forth in, this Section 1.01.

     A.   Premises:                The portion of the first and second floors of
                                   the Building, as said space is identified by
                                   diagonal lines on the floor plans attached
                                   hereto as Exhibit A (the "Original
                                             ---------
                                   Premises"), and the portion of the second
                                   floor of the Building, as said space is
                                   identified by diagonal lines on the floor
                                   plans attached as Exhibit A-1 (the
                                                     -----------
                                   "Additional Premises"). The Original Premises and the Additional Premises are hereinafter collectively called the "Premises".

     B.   Building:                The four (4) story office building owned by
                                   Landlord on the Land generally located at 1601 South Mo-Pac Expressway, Austin, Texas.

     C.   Land:                    That certain parcel of land described under
                                   the caption "Land" in Exhibit B hereof.
                                                         ---------

     D.   Parking Facilities:      The parking garage which is located adjacent
                                   to the Building, together with all surface parking areas located or to be located on the Land.

     E.   Project:                 The Land and all improvements thereon,
                                   including the Building, the Parking
                                   Facilities, and all Common Areas.

     F.   Commencement Date:       The Commencement Date for the Premises shall
                                   be that certain date on which the Term shall commence as to the Premises, as determined pursuant to the provisions of Article 3 hereof. The term "Premises" as used in
                                   Article 3, shall mean the Original Premises and the Additional Premises.

     G.   Expiration Date:         The last day of the calendar month in which
                                   the fifth (5th) anniversary of the
                                   Commencement Date occurs.

                                       1
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     H.   Term:                               Approximately five (5) years,
                                              beginning on the Commencement Date
                                              and ending at 11:59 p.m. on the
                                              Expiration Date, unless this Lease
                                              is sooner terminated as provided
                                              herein; subject, however, to
                                              Tenant's right to terminate this
                                              Lease as to the Additional
                                              Premises only as provided in Rider
                                              No. 3 to this Lease.

     I.   Net Rentable Area of the Premises:  Approximately 58,386 square feet.
                                              (The Net Rentable Area of the
                                              Original Premises is approximately
                                              48,386 square feet, and the Net
                                              Rentable Area of the Additional
                                              Premises is approximately 10,000
                                              square feet.)

     J.   Net Rentable Area of the Building:  Approximately 195,821 square feet.

     K.   Tenant's Share:                     29.82%. Tenant's Share represents
                                              a fraction, the numerator of which
                                              is the Net Rentable Area of the
                                              Premises and the denominator of
                                              which is the Net Rentable Area of
                                              the Building, and is subject to
                                              future adjustment pursuant to the
                                              provisions of Section 5.04 hereof.

     L.   Rent:                               The Base Rent and the Additional
                                              Rent.

     M.   Base Rent:                          The Base Rent for the Original
                                              Premises shall be $919,334.00 per
                                              annum ($19.00 per square foot per
                                              annum of Net Rentable Area of the
                                              Original Premises). The Base Rent
                                              for the Additional Premises shall
                                              be $200,000.00 per annum ($20.00
                                              per square foot per annum of Net
                                              Rentable Area of the Additional
                                              Premises).

     N.   Additional Rent:                    The Additional Rent shall be
                                              Tenant's Operating Costs Payment
                                              and all other sums due and payable
                                              by Tenant under this Lease.

     O.   Landlord's Operating Costs          The estimate for the calendar year
          Estimate:                           2000 of the Term is $575,102.10
                                              per annum ($9.85 per square foot
                                              of Net Rentable Area of the
                                              Premises).


     P.   Parking Spaces:                     Tenant shall be entitled to take
                                              175 unassigned Parking Spaces and
                                              58 reserved Parking Spaces in the
                                              garage. All Parking Spaces may be
                                              used at no charge during the
                                              initial Term.

     Q.   Tenant's Permitted Uses:            Tenant may use the Premises for
                                              executive and administrative
                                              offices for the conduct of
                                              Tenant's business and for no other
                                              purpose.

     R.   Security Deposit:                   See Article 21 of this Lease.
                                                  ----------

     S.   Broker:                             Colliers Oxford Commercial
                                              Inc./Colliers Cauble & Company

     T.   Landlord's Address for Notice:      Prentiss Properties Acquisition
                                              Partners, L.P.
                                              3860 West Northwest Highway,
                                              Suite 400
                                              Dallas, Texas 75220
                                              Attention: Dennis J. DuBois
                                              Telecopy No.: (214) 358-7122

          with copies to:                     Prentiss Properties Acquisition
                                              Partners, L.P.
                                              3890 West Northwest Highway,
                                              Suite 400
                                              Dallas, Texas 75220
                                              Attention: J. Kevan Dilbeck
                                              Telecopy No.: (214) 350-2409

     U.   Landlord's Address for Payment:     Prentiss Properties Acquisition
                                              Partners, L.P.
                                              3890 West Northwest Highway,
                                              Suite 400
                                              Dallas, Texas 75220

     V.   Tenant's Address for Notice:        901 South MoPac, Building III
                                              Austin, Texas  78746
                                              Telecopy No.:  (512) 306-4500

      3. Clause (a) of Section 3.01 of the Lease is deleted, and the following is substituted therefor:

               (a)   October 1, 2000;

                                       2
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     4.   The first sentence of Section 17.01 of the Lease is deleted in its entirety, and the following is substituted therefor:

          "Except as otherwise expressly provided in Section 17.02 below, Tenant and its agents, employees, representatives, contractors, licensees and invitees, hereby waive all claims against, and agree to indemnify and hold harmless, Landlord for damage caused by Tenant or any agent, employee, contractor or invitee of Tenant, to any property or injury to, or death of, any person in, upon or about the Project, including the Premises, arising at any time and from any cause other than solely by reason of the gross negligence or willful misconduct of Landlord, its agents, employees, representatives or contractors."


     5. The amount of the Security Deposit in Article 21 of the Lease is hereby increased by $200,000.00 and a $1,200,000.00 letter of credit will be required. The Security Deposit shall be reduced to a $600,000.00 letter of credit rather than a $500,000.00 letter of credit, so long as the conditions described in the third sentence of Article 21 have been satisfied.
                                   ----------

     6. Leasehold Improvements to be constructed in the Additional Premises shall be governed by the terms and provisions of Exhibit C to the Lease.
                                                 ---------
Tenant's Allowance described in Article 3 of Exhibit C shall be applicable to
                                ---------    ---------
the Original Premises, and Landlord hereby grants Tenant an additional allowance equal to Two Hundred Ten Thousand and No/100 Dollars ($210,000.00) to be used toward the cost of Tenant's Work for the Additional Premises. Tenant shall provide to Landlord and Landlord's Space Planner the information required pursuant to the first sentence of Section 2.01 of Exhibit C to the Lease for the
                                  ------------    ---------
Additional Premises no later than ten (10) days from the date of execution of this First Amendment. Tenant may select a party other than Landlord's Manager to serve as construction manager in connection with the construction of Leasehold Improvements in the Additional Premises.

     7. Tenant shall not have the option to extend the Original Term applicable to the Additional Premises for the Extension Term pursuant to Rider
                                                                         -----
No. 2 of the Lease unless Landmark Graphics Corporation waives all of its future
-----
rights as to the Additional Premises. In the event Landmark Graphics Corporation waives its rights as to the Additional Premises and so long as Tenant does not terminate the Lease as to the Additional Premises pursuant to Rider No. 3
                                                              -----------
hereto, then if Tenant exercises its right to extend the Original Term pursuant to Rider No. 2 to the Lease, Tenant must exercise its right with respect to the
   -----------
entire Premises.

     8. Tenant shall have the right to terminate the Lease, as amended hereby, as it pertains to the Additional Premises only in accordance with Rider No. 3
                                                                  -----------
attached hereto and made a part hereof.

     9. This First Amendment shall be governed by the laws of the State of Texas.

     10. The Lease, as hereby amended, is hereby ratified and confirmed and shall continue in full force and effect.

                                       3
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     EXECUTED to be effective as of the date first above written.

                                 LANDLORD:

                                 PRENTISS PROPERTIES ACQUISITION
                                 PARTNERS, L.P., a Delaware limited partnership

                                 By:  Prentiss Properties I, Inc., a Delaware
                                      corporation, general partner



                                      By:  /s/  William J. Reister
                                         --------------------------------------
                                      Name:     William J. Reister
                                           ------------------------------------
                                      Title:    Vice President
                                            -----------------------------------


                                      By:  /s/  J. Kevan Dilbeck
                                         --------------------------------------
                                      Name:     J. Kevan Dilbeck
                                           ------------------------------------
                                      Title:    Senior Vice President
                                            -----------------------------------


                                 TENANT:

                                 VIGNETTE CORPORATION, a Delaware corporation


                                      By:   /s/ Joel G. Katz
                                         --------------------------------------
                                      Name:     Joel G. Katz
                                          -------------------------------------
                                      Title:    Chief Financial Officer
                                           ------------------------------------


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                                  RIDER NO. 3
                                  -----------

             TERMINATION OPTION APPLICABLE TO ADDITIONAL PREMISES

          Tenant shall be entitled to terminate this Lease, as it pertains to the Additional Premises only, on the last day of the calendar month which is thirty-six (36) full calendar months following the Commencement Date for the Additional Premises (the "Termination Date"), in accordance with the terms and provisions of this Rider No. 3. Provided (a) Tenant delivers a written
                   -----------
termination notice to Landlord (the "Termination Notice") at least nine (9) months prior to the Termination Date, (b) the Termination Notice is accompanied by the Termination Payment (as hereinafter defined), and (c) no Event of Default has occurred and is continuing either on the date the Termination Notice is delivered to Landlord or on the Termination Date, Tenant shall have a right to terminate this Lease, effective on the Termination Date, as this Lease relates to the Additional Premises only. If Tenant exercises the foregoing termination option pursuant to this Rider No. 3 with respect to the Additional Premises,
                        -----------
Tenant shall pay a penalty (the "Termination Penalty") to Landlord simultaneously with the delivery of the Termination Notice equal to the sum of
(i) the unamortized sum (calculated on a straight-line basis over the total number of months in the Term which would have elapsed from the Commencement Date until the Expiration Date had Tenant not elected to exercise the Termination Option set forth in this Rider No. 3) of all leasing costs incurred by Landlord
                         -----------
in connection with the leasing of the Additional Premises to Tenant including, without limitation, the Tenant's allowance of $21.00 per square foot of the Net Rentable Area of the Additional Premises and leasing commissions paid to the Broker in connection with Tenant's leasing of the Additional Premises, together with interest on such total amount at the rate of twelve and one-half percent (12.5%) per annum, and (ii) an amount equal to six (6) monthly installments of Rent attributable to the Additional Premises. From and after the Termination Date, all references in this Lease to the Premises shall mean the Original Premises, and from and after the Termination Date Tenant shall thereafter not have any obligations to pay Base Rent for the Additional Premises, and Tenant's Operating Costs Payment shall be based on the Net Rentable Area of the Original Premises. The terms and provisions of Article 19 of this Lease shall apply to
                                       ----------
the Additional Premises effective as of the Termination Date.